UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 11, 2019

CERECOR INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-37590		45-0705648
(Commission File Number)		(IRS Employer Identification No.)

540 Gaither Road, Suite 400, Rockville, Maryland 20850 (Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CERC	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Keith Schmidt to the Board

On June 11, 2019 the board of directors (the “Board”) of Cerecor Inc. (the “Company”) appointed Keith Schmidt to the Board, effective immediately. Mr. Schmidt will serve as a director until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Schmidt has also been appointed to serve as a member of the audit committee and the compensation committee of the Board.

Mr. Schmidt, age 69, has over 35 years of diverse, cross-functional executive experience in the healthcare industry. Mr. Schmidt has served in a variety of leadership positions across drug development, strategic planning, new business planning, product life-cycle management, commercial product launch planning, sales, marketing, acquisitions, licensing and negotiations. Mr. Schmidt’s most recent position was in 2015 with Ballantyne Therapeutics, Inc. as their Chief Commercial Officer. Prior to that Mr. Schmidt served as the Chief Commercial Officer of Chelsea Therapeutics International, Ltd. from 2007 to 2014. Mr. Schmidt earned a Bachelor of Science from South Dakota State University, and an MBA from the University of San Francisco.

There are no arrangements or understandings between Mr. Schmidt and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Schmidt and any of the Company’s other directors or executive officers. Mr. Schmidt will be eligible for Board compensation pursuant to the Company’s Non-Employee Director Compensation Plan.

There are no related party transactions between Mr. Schmidt and the Company, and the Board believes that Mr. Schmidt satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.         Description

99.1	Press release dated June 12, 2019.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: June 12, 2019	/s/ Joseph M. Miller
Joseph M. Miller
Chief Financial Officer

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